UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, Dow 30SM Premium & Dividend Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

Dow 30℠ Premium & Dividend Income Fund Inc.

Annual Report

December 31, 2009

IQ INVESTMENT ADVISORS

HydePark

Dow 30SM Premium &

Dividend Income Fund Inc.

Annual Report

December 31, 2009

Fund Profile as of December 31, 2009

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DPD
Initial Offering Date	April 29, 2005
Yield on Closing Market Price as of December 31, 2009 ($14.74)*	12.21%
Current Monthly Distribution per share of Common Stock**	$0.15
Current Annualized Distribution per share of Common Stock**	$1.80
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of December 31, 2009. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital at fiscal year end. The Fund has announced a reduction in its monthly distribution beginning January 2010 to $0.103 per share.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/09 (a)	12/31/08	Change (b)	High	Low
Market Price (c)	$14.74	$12.99	13.47%	$16.98	$9.51
Net Asset Value	$13.93	$13.20	5.53%	$14.15	$10.15
(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of 20.59% based on net asset value per share and 29.66% based on market price per share, assuming reinvestment of distributions. For the same period, the Fund’s unmanaged reference index, the Dow Jones Industrial AverageSM, had a total investment return of 22.68%. The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends and distributions.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets
International Business Machines Corp.	9.3%
3M Co.	5.9
Chevron Corp.	5.5
United Technologies Corp.	4.9
Exxon Mobil Corp.	4.9
Johnson & Johnson	4.6
McDonald’s Corp.	4.4
The Procter & Gamble Co.	4.3
The Coca-Cola Co.	4.1
Caterpillar, Inc.	4.1

Five Largest Industries	Percent of Net Assets
Computers & Peripherals	13.0%
Oil, Gas & Consumable Fuels	10.3
Aerospace & Defense	8.8
Pharmaceuticals	8.5
Industrial Conglomerates	7.0

Sector Representation	Percent of Long-Term Investments
Industrials	20.2%
Information Technology	18.6
Consumer Staples	14.4
Financials	10.7
Energy	10.5
Consumer Discretionary	9.0
Health Care	8.6
Telecommunications Services	4.4
Materials	3.6

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

2	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

A Summary From Your Fund’s Portfolio Manager (unaudited)

We are pleased to provide you with this stockholder report for Dow 30SM Premium & Dividend Income Fund Inc.

The Fund is advised by IQ Investment Advisors LLC and sub-advised by Nuveen HydePark Group, LLC.

The investment objectives of Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) are to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIA”) (the “Stocks”) in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments. There can be no assurance that the Fund will achieve its investment objectives.

For the annual period ended December 31, 2009, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $13.20 to $13.93. For the same period, the Fund’s unmanaged reference index, the DJIA, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	DJIA**	Difference
Fiscal year ended December 31, 2009	20.59%	22.68%	(2.09%)
Since inception (from 4/29/05) through December 31, 2009	18.45%	15.68%	2.77%
*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Rob A. Guttschow, CFA

Portfolio Manager

February 17, 2010

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	3

Schedule of Investments as of December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value
Aerospace & Defense — 8.8%
	Boeing Co.	117,650	$6,368,394
	United Technologies Corp.	117,650	8,166,087

			14,534,481
Beverages — 4.0%
	The Coca-Cola Co.	117,650	6,706,050
Chemicals — 2.4%
	E.I. du Pont de Nemours & Co.	117,650	3,961,275
Communications Equipment — 1.7%
	Cisco Systems, Inc. (a)	117,650	2,816,541
Computers & Peripherals — 13.0%
	Hewlett-Packard Co.	117,650	6,060,151
	International Business Machines Corp.	117,650	15,400,385

			21,460,536
Consumer Finance — 2.9%
	American Express Co.	117,650	4,767,178
Diversified Financial Services — 4.0%
	Bank of America Corp. (b)	117,650	1,771,809
	JPMorgan Chase & Co.	117,650	4,902,476

			6,674,285
Diversified Telecommunication Services — 4.4%
	AT&T Inc.	117,650	3,297,729
	Verizon Communications, Inc.	117,650	3,897,745

			7,195,474
Food & Staples Retailing — 3.8%
	Wal-Mart Stores, Inc.	117,650	6,288,393
Food Products — 1.9%
	Kraft Foods, Inc.	117,650	3,197,727
Hotels, Restaurants & Leisure — 4.4%
	McDonald’s Corp.	117,650	7,346,066
Household Products — 4.3%
	The Procter & Gamble Co.	117,650	7,133,120
Industrial Conglomerates — 7.0%
	3M Co.	117,650	9,726,126
	General Electric Co.	117,650	1,780,044

			11,506,170
Insurance — 3.5%
	The Travelers Cos., Inc.	117,650	5,866,029
Machinery — 4.1%
	Caterpillar, Inc.	117,650	6,704,873
Media — 2.3%
	Walt Disney Co.	117,650	3,794,212
Metals & Mining — 1.1%
	Alcoa, Inc.	117,650	1,896,518
Oil, Gas & Consumable Fuels — 10.3%
	Chevron Corp.	117,650	9,057,873
	Exxon Mobil Corp.	117,650	8,022,553

			17,080,426

Industry	Common Stocks	Shares Held	Value
Pharmaceuticals — 8.5%
	Johnson & Johnson	117,650	$7,577,837
	Merck & Co., Inc.	117,650	4,298,931
	Pfizer, Inc.	117,650	2,140,054

			14,016,822
Semiconductors & Semiconductor Equipment — 1.5%
	Intel Corp.	117,650	2,400,060
Software — 2.2%
	Microsoft Corp.	117,650	3,587,149
Specialty Retail — 2.1%
	Home Depot, Inc.	117,650	3,403,615
	Total Common Stocks (Cost — $151,056,317) — 98.2%		162,337,000

Short-Term Securities	Maturity Date	Discount Rate	Face Amount
Government Bills — 0.9%
U.S. Treasury Bills (c)	1/28/10	0.07%	$1,500,000	1,499,969

	Maturity Date	Yield	Face Amount
Time Deposits — 1.3%
State Street Bank & Trust Co.	1/04/10	0.01%	$2,178,610	2,178,610
	Total Short-Term Securities (Cost — $3,678,532) — 2.2%			3,678,579
	Total Investments Before Options Written (Cost — $154,734,849*) — 100.4%			166,015,579

Options Written	Number of Contracts
Call Options Written
3M Co., expiring January 2010 at USD 85.181, Broker BNP Paribas	550	(25,850)
AT&T Inc., expiring January 2010 at USD 27.068, Broker HSBC Securities	580	(34,800)
Alcoa, Inc., expiring January 2010 at USD 14.05, Broker UBS Warburg	580	(122,206)
American Express Co., expiring January 2010 at USD 42.27, Broker UBS Warburg	580	(4,234)
Bank of America Corp., expiring January 2010 at USD 15.862, Broker HSBC Securities	550	(7,150)
Boeing Co., expiring January 2010 at USD 55.393, Broker Deutsche Bank AG	580	(23,014)
Caterpillar, Inc., expiring January 2010 at USD 60.708, Broker Deutsche Bank AG	580	(6,751)

See Notes to Financial Statements.

4	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Options Written	Number of Contracts	Value
Call Options Written (continued)
Chevron Corp., expiring January 2010 at USD 79.69, Broker UBS Warburg	550	$(12,650)
Cisco Systems, Inc., expiring January 2010 at USD 24.81, Broker UBS Warburg	580	(406)
The Coca-Cola Co., expiring January 2010 at USD 60.83, Broker UBS Warburg	550	(550)
E.I. du Pont de Nemours & Co., expiring January 2010 at USD 36.44, Broker UBS Warburg	580	(290)
Exxon Mobil Corp., expiring January 2010 at USD 77.28, Broker UBS Warburg	580	(1)
General Electric Co., expiring January 2010 at USD 16.552, Broker JPMorgan Chase	580	(1,160)
Hewlett-Packard Co., expiring January 2010 at USD 52.52, UBS Warburg	550	(25,410)
Home Depot, Inc., expiring January 2010 at USD 29.89, Broker UBS Warburg	550	(7,480)
Intel Corp., expiring January 2010 at USD 20.383, Broker Deutsche Bank AG	550	(32,114)
International Business Machines Corp., expiring January 2010 at USD 132.35, Broker BNP Paribas	550	(69,850)
JPMorgan Chase & Co., expiring January 2010 at USD 42.09, Broker UBS Warburg	550	(46,145)
Johnson & Johnson, expiring January 2010 at USD 66.68, Broker UBS Warburg	550	(4,290)
Kraft Foods, Inc., expiring January 2010 at USD 27.63, Broker UBS Warburg	550	(10,780)

Options Written	Number of Contracts	Value
Call Options Written (concluded)
McDonald’s Corp., expiring January 2010 at USD 63.86, Broker UBS Warburg	550	$(22,110)
Merck & Co., Inc., expiring January 2010 at USD 39.14, Broker UBS Warburg	550	(2,970)
Microsoft Corp., expiring January 2010 at USD 30.9, Broker HSBC Securities	580	(7,540)
Pfizer, Inc., expiring January 2010 at USD 18.478, Broker HSBC Securities	580	(7,540)
The Procter & Gamble Co., expiring January 2010 at USD 64.179, Broker JPMorgan Chase	580	(1)
The Travelers Cos., Inc., expiring January 2010 at USD 54.745, Broker BNP Paribas	580	(1)
United Technologies Corp., expiring January 2010 at USD 72.027, Broker HSBC Securities	580	(1,160)
Verizon Communications, Inc., expiring January 2010 at USD 31.569, Broker HSBC Securities	580	(63,800)
Wal-Mart Stores, Inc., expiring January 2010 at USD 55.27, Broker JPMorgan Chase	580	(2,900)
Walt Disney Co., expiring January 2010 at USD 31.714, Broker BNP Paribas	580	(46,980)
	Total Options Written (Premiums Received — $1,318,794) — (0.4%)	(590,133)
	Total Investments, Net of Options Written (Net Cost — $153,416,055) — 100.0%	165,425,446
	Liabilities in Excess of Other Assets — 0.0%**	(28,506)

Net Assets — 100.0%		$165,396,940

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$154,735,136

Gross unrealized appreciation	$26,285,704
Gross unrealized depreciation	(15,005,261)

Net unrealized appreciation	$11,280,443

**	Rounds to less than 0.1% of net assets.

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Loss	Income
Bank of America Corp.	—	$818,088	$541,675	$5,191

(c)	All or a portion of security held as collateral in connection with option contracts.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	5

Schedule of Investments (concluded)

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments[1]
	Assets	Liabilities
Level 1[2]	$162,337,000	—
Level 2	3,678,579	$(590,133)
Level 3	—	—
Total	$166,015,579	$(590,133)

[1]	Other financial instruments are options.

[2]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Statement of Assets, Liabilities and Capital

As of December 31, 2009

Assets

Investments in unaffiliated securities, at value (identified cost — $149,708,841)		$164,243,770
Investments in affiliated securities, at value (identified cost — $5,026,008)		1,771,809
Dividends receivable		176,037
Prepaid expenses		18,430

Total assets		166,210,046

Liabilities

Options written, at value (premiums received — $1,318,794)		590,133
Investment advisory fees payable		126,734
Accrued expenses		96,239

Total liabilities		813,106

Net Assets

Net assets		$165,396,940

Capital

Common Stock, par value $.001, 100,000,000 shares authorized		$11,869
Paid-in capital in excess of par		164,002,976
Accumulated realized capital losses — net	$(10,627,296)
Unrealized appreciation — net	12,009,391

Total accumulated gains — net		1,382,095

Total Capital — Equivalent to $13.93 per share based on 11,869,248 shares of Common Stock outstanding (market price — $14.74)		$165,396,940

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	7

Statement of Operations

For the Year Ended December 31, 2009

Investment Income

Dividends (including $5,191 from affiliates)		$4,717,589
Interest		1,014

Total income		4,718,603

Expenses

Investment advisory fees	$1,344,975
Professional fees	86,359
Directors’ fees and expenses	61,827
Transfer agent fees	46,131
Licensing fees	37,224
Accounting services	36,182
Printing and stockholder reports	25,627
Listing fees	23,750
Insurance	22,187
Custodian fees	11,352
Other	10,775

Total expenses		1,706,389

Investment income — net		3,012,214

Realized & Unrealized Gain (Loss) — Net

Realized loss on:
Investments — net (including $541,675 loss from affiliates)	(10,182,257)
Options written — net	(441,306)	(10,623,563)

Change in unrealized appreciation/depreciation on:
Investments — net	37,570,562
Options written — net	(146,163)	37,424,399

Total realized and unrealized gain — net		26,800,836

Net Increase in Net Assets Resulting from Operations		$29,813,050

See Notes to Financial Statements.

8	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Statements of Changes in Net Assets

	For the Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations

Investment income — net	$3,012,214	$3,364,555
Realized gain (loss) — net	(10,623,563)	16,544,121
Change in unrealized appreciation/depreciation — net	37,424,399	(77,215,224)

Net increase (decrease) in net assets resulting from operations	29,813,050	(57,306,548)

Dividends and Distributions to Stockholders

Investment income — net	(3,012,214)	(3,364,555)
Realized gain — net	—	(16,544,121)
Tax return of capital	(18,136,376)	(934,509)

Net decrease in net assets resulting from dividends and distributions to stockholders	(21,148,590)	(20,843,185)

Common Stock Transactions

Value of shares issued to stockholders in reinvestment of dividends and distributions	3,205,043	1,213,239

Net Assets

Total increase (decrease) in net assets	11,869,503	(76,936,494)
Beginning of year	153,527,437	230,463,931

End of year	$165,396,940	$153,527,437

See Notes to Financial Statements.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	9

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended December 31,				For the Period April 29, 2005(a) to December 31, 2005
	2009	2008	2007	2006

Per Share Operating Performance:

Net asset value, beginning of period	$13.20	$19.95	$20.14	$19.13	$19.10

Investment income — net (b)	.26	.29	.25	.25	.19
Realized and unrealized gain (loss) — net	2.27	(5.24)	1.36	2.56	.94

Total from investment operations	2.53	(4.95)	1.61	2.81	1.13

Less dividends and distributions from:
Investment income — net	(.26)	(.29)	(.47)	(.25)	(.18)
Realized gain — net	—	(1.43)	(.04)	—	(.28)
Tax return of capital	(1.54)	(.08)	(1.29)	(1.55)	(.60)

Total dividends and distributions	(1.80)	(1.80)	(1.80)	(1.80)	(1.06)

Offering costs, including adjustments, resulting from the issuance of Common Stock	—	—	—	— (c)	(0.04)

Net asset value, end of period	$13.93	$13.20	$19.95	$20.14	$19.13

Market price per share, end of period	$14.74	$12.99	$17.91	$20.96	$18.15

Total Investment Return(d):

Based on net asset value per share	20.59%	(25.93% )	8.42%	15.54%	5.86%	(e)(f)

Based on market price per share	29.66%	(18.80% )	(6.48% )	26.74%	(4.08%	)(e)

Ratios to Average Net Assets:

Expenses	1.14%	1.08%	1.07%	1.10%	1.12%	(g)

Investment income — net	2.02%	1.72%	1.23%	1.30%	1.44%	(g)

Supplemental Data:

Net assets, end of period (in thousands)	$165,397	$153,527	$230,464	$231,007	$217,545

Portfolio turnover	6%	11%	0% (h)	0% (h)	18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $(.01) per share.
(d)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.
(f)	In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
(g)	Annualized.
(h)

For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

10	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol DPD.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

In July 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”) became the single official source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities & Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Fund´s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces fair valuations.

The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	11

Notes to Financial Statements (continued)

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral. The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and the Statement of Operations of the Fund.

Statement of Assets, Liabilities and Capital as of December 31, 2009
Derivatives not accounted for as hedging instruments	Liabilities	Amount
Equity Options	Options written, at value	$590,133

Statement of Operations for the year December 31, 2009
Derivatives not accounted for as hedging instruments	Realized loss	Change in unrealized appreciation (depreciation)
Purchased Equity Options	$(10,805)	—
Written Equity Options	$(441,306)	$(146,163)

•

Options — The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer. Alternatively, the counterparty may pledge securities as collateral. Written and purchased options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time.

The premium received from writing options and amounts available for distribution from the Fund’s options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

(c) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. Management has evaluated the tax status of the Fund, and has determined taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost

12	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis.

(e) Dividends and distributions — Dividends are declared and paid monthly. Portions of the distributions paid by the Fund during the year ended December 31, 2009 and December 31, 2008 were characterized as a tax return of capital.

The distribution declared December 28, 2009, payable January 29, 2010 will be a 2010 taxable event to shareholders.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

IQ Advisors has entered into a Subadvisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”). Pursuant to the agreement, Nuveen HydePark provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays Nuveen HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes, for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009 were $8,254,430 and $24,056,118, respectively.

Transactions in options for the year ended December 31, 2009 were as follows:

Call Options Purchased	Number of Contracts	Premiums Paid
Outstanding call options purchased, at beginning of year	—	—
Options purchased	580	$10,805
Options expired	(580)	(10,805)

Outstanding call options purchased, at end of year	—	$—

Call Options Written	Number of Contracts	Premiums Received
Outstanding call options written, at beginning of year	17,580	$3,595,736
Options written	160,610	14,571,835
Options expired	(91,320)	(9,902,933)
Options closed	(69,860)	(6,945,844)

Outstanding call options written, at end of year	17,010	$1,318,794

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding increased by 240,104 and 75,011 from dividend and distribution reinvestments for the years ended December 31, 2009 and December 31, 2008, respectively.

5. Distributions to Stockholders:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	$3,012,214	$19,908,676
Tax return of capital	18,136,376	934,509

Total distributions	$21,148,590	$20,843,185

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	13

Notes to Financial Statements (concluded)

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(9,464,814	)*
Unrealized gains — net	10,846,909	**

Total	$1,382,095

*	As of December 31, 2009, the Fund had a net capital loss carryforward of $9,464,814, all of which expires in 2017. This amount will be available to offset like amounts of any future taxable gains.

**	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

6. Subsequent Event:

The Fund had paid a distribution to holders of Common Stock in the amount of $0.103 per share on January 29, 2010 to stockholders of record on January 22, 2010.

Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

14	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Dow 30SM Premium & Dividend Income Fund Inc.:

In our opinion, the accompanying statement of assets, liabilities and capital, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for the three years ended December 31, 2008 and the period ended December 31, 2005 were audited by other independent auditors whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the taxable ordinary distributions paid by Dow 30SM Premium & Dividend Income Fund Inc. during the fiscal year ended December 31, 2009.

Qualified Dividend Income for Individuals	100%
Dividends Qualifying for the Dividend Received Deduction for Corporations	100%
Federal Obligation Interest	0.02	%*
Interest-Related Dividends for Non-U.S. Residents	0.02	%**

*	The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	15

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

16	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund****	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	4 World Financial Center, 6th Floor, New York, NY 10080 1962	Director & Chairman of the Board	2005 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean (July 2004 – June 2008); Consultant and Visiting Scholar, Federal Reserve Bank of New York since June 2008.	8	None
Steven W. Kohlhagen	4 World Financial Center, 6th Floor, New York, NY 10080 1947	Director & Chairman of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	8	Ametek, Inc.
William J. Rainer	4 World Financial Center, 6th Floor, New York, NY 10080 1946	Director	2005 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	8	None
Laura S. Unger	4 World Financial Center, 6th Floor, New York, NY 10080 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	JPMorgan Independent Consultant for the Global Analyst Conflict Settlement (2003 – 2009); Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Consultant, Nomura (2008); Regulatory Expert for CNBC (2002 – 2003).	8	CA, Inc. (software), Ambac Financial Group, Inc. and CIT Group Inc. (financial services)***

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**	Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***	Ms. Unger became a Director of CIT Group Inc. effective as of January 12, 2010.

****	Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainer, Chairman of the Board, Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Justin C. Ferri	4 World Financial Center, 6th Floor, New York, NY 10080 1975	President	2009 to present	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”) since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.
James E. Hillman	4 World Financial Center, 6th Floor, New York, NY 10080 1957	Vice President and Treasurer	2007 to present	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	17

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Colleen R. Rusch	4 World Financial Center, 6th Floor, New York, NY 10080 1967	Vice President and Secretary	2005 to present	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.
Michelle H. Rhee	4 World Financial Center, 6th Floor, New York, NY 10080 1966	Chief Legal Officer	2009 to present	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as an Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.
Robert M. Zakem	2 World Financial Center, 37th Floor, New York, NY 10080 1958	Chief Compliance Officer and Anti-Money Laundering Officer	2009 to present	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.
Jeff E. McGoey	4 World Financial Center, 6th Floor, New York, NY 10080 1976	Vice President	2009 to present	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.
† Officers of the Fund serve at the pleasure of the Board of Directors.
	Custodian			Transfer Agent
	State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101			BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

18	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Privacy Policy

IQ Investment Advisors is a subsidiary of Bank of America and implements the Privacy Policy of Bank of America for the IQ Funds. A copy of the policy is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

Bank of America Privacy Policy for U.S. Consumers 2010

Our privacy commitment to you.

•	Protect Customer Information
•	Inform on use of Customer Information
•	Offer choices on the use of Customer Information and honor your choices
•	Collect, use and process Customer Information respectfully and lawfully

This document includes the following information about how Bank of America manages Customer Information and what actions you can take:

1. Making the security of information a priority

2. Collecting information about you

3. Managing information about you

4. Honoring your choices

5. Actions you can take

6. Steps to protect information about you

7. Other privacy commitments

8. Bank of America companies

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former customer relationship with Bank of America. The Bank of America Privacy Policy for U.S. Consumers 2010 is provided to you as required by law and applies to our companies identified in Section 8, Bank of America companies. This policy applies to consumer customer relationships established in the United States and is effective January 1, 2010.

1. Making the security of information a priority

Keeping financial information secure is one of our most important responsibilities. We maintain physical, electronic and procedural safeguards to protect Customer Information. Appropriate employees are authorized to access Customer Information for business purposes only. Our employees are bound by a code of ethics that requires confidential treatment of Customer Information and are subject to disciplinary action if they fail to follow this code.

2. Collecting information about you

We collect and use various types of information about you and your accounts to service your accounts, save you time and money, better respond to your needs, assist us in keeping information up to date, and manage our business and risks. Customer Information is categorized in the following six ways:

A. Identification Information — information that identifies you, such as name, address, e-mail address, telephone number and Social Security number.

B. Application Information — information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include assets, income and debt.

C. Transaction and Experience Information — information about transactions and account experience, as well as information about our communications with you. Examples include account balances, payment history, account usage and your inquiries and our responses.

D. Consumer Report Information — information from a consumer report and from insurance support organizations not affiliated with us. Examples include credit score, credit history, and loss and health information.

E. Information from Outside Sources — information from outside sources other than consumer report information, regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.

F. Other General Information — information from outside sources, such as data from public records, that is not assembled or used for the purpose of determining eligibility for a product or service.

As required by the USA PATRIOT Act, we also collect information and take actions necessary to verify your identification.

3. Managing information about you

Managing information within Bank of America

Bank of America is made up of a number of companies, including our bank, brokerage, mortgage, credit card companies, insurance companies and agencies, and nonfinancial companies, such as our operations and servicing subsidiaries.

Bank of America may share any of the categories of Customer Information among our companies, as permitted by law. For example, sharing information allows us to use information about your ATM, credit card and check card transactions to identify any unusual activity, and then contact you to determine if your card has been lost or stolen.

We occasionally receive medical or health information from a customer if, for example, a customer applies for insurance from us. We do not share medical or health information, including information received from third parties, among our companies, except to maintain or collect on accounts, process transactions, service customer requests or perform insurance functions to the extent permitted by law.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	19

Privacy Policy (continued)

Managing information with companies that work for us

We may share any of the categories of Customer Information with companies that work for us, including companies located outside the United States. All nonaffiliated companies that act on our behalf and receive Customer Information from us are contractually obligated to keep the information we provide to them confidential, and to use the Customer Information we share only to provide the services we ask them to perform. These companies may include financial service providers, such as payment processing companies, and nonfinancial companies, such as check printing and data processing companies.

In addition, we may share any of the categories of Customer Information with companies that work for us in order to provide marketing support and other services, such as a service provider that distributes marketing materials. These companies may help us to market our own products and services or other products and services that we believe may be of interest to you. Please note that some of our own companies may provide marketing support and other services for us as well.

Sharing information with third parties (for customers with credit cards and Sponsored Accounts)

We may share Identification Information, Transaction and Experience Information, as well as Other General Information we collect about each of your (1) Bank of America credit card account(s) and (2) Sponsored Accounts at Bank of America, with selected third parties.

1. Credit card account information, whether co-branded or not, may be shared with third parties.

2. Sponsored Account information may be shared with third parties. Sponsored Accounts are non-credit card accounts or services provided by Bank of America that are also endorsed, co-branded or sponsored by other organizations. Examples of these organizations include colleges, sporting teams, retailers and other affinity organizations, such as charities. Sponsored Accounts may include deposit accounts or other banking services provided by Bank of America, such as a savings account co-branded with a baseball team. You will know whether an account is a Sponsored Account by the appearance of the name or logo of the sponsoring organization on account materials, such as statements and marketing materials.

If you are unsure whether any of your accounts are Sponsored Accounts, please contact 1.888.341.5000.

We may share information about credit cards and Sponsored Accounts with selected third parties, including:

•	Financial services companies (such as insurance agencies or companies and mortgage brokers and organizations with whom we have agreements to jointly market financial products);

•	Nonfinancial companies (such as retailers, travel companies and membership organizations); and

•	Other companies (such as nonprofit organizations).

The sharing of information, as described in this section, is limited to credit card and Sponsored Account information. Please see Section 4, Honoring your choices, to learn more about your opt-out choices.

Disclosing information in other situations

We also may disclose any of the categories of Customer Information to the following third parties, including third parties located outside the United States:

•	To government agencies, self-regulatory organizations and regulatory law enforcement authorities as necessary or required; and

•	As part of the sale, merger or similar change of a Bank of America business; and

•	To other nonaffiliated third parties as requested by you or your authorized representative, or when required or permitted by law.

For example, we may disclose information in the context of an investigation of terrorism, money laundering, fraud prevention or investigation, risk management and security, determining your eligibility for an insurance benefit or payment, and recording mortgages in public records.

Where you have a contractual relationship with a third party in connection with a product or service (such as through an outside investment manager or insurance provider), we may share information in accordance with such arrangement and the handling of information by that party will be subject to your agreement(s) with it. If you have a relationship with us through your employer, such as through your stock option or retirement plan, then we will share plan information with your employer and handle such information in accordance with plan agreements.

In addition, Merrill Lynch, a Bank of America affiliated broker-dealer, has entered into a Protocol with certain other brokerage firms under which your Financial Advisor may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

4. Honoring your choices

You have choices when it comes to how Bank of America shares and uses information.

Please note, if you choose to limit sharing or restrict marketing, you may not learn about beneficial offers.

Sharing among Bank of America companies

You may request that Application Information, Consumer Report Information and Information from Outside Sources not be shared among Bank of America companies.

20	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Privacy Policy (continued)

For sharing among Bank of America companies, each customer may tell us his or her choice individually, or you may tell us the choice for any other customers who are joint account holders with you.

Direct marketing

You may choose not to receive direct marketing offers — sent by postal mail, telephone and/or e-mail — from Bank of America. Direct marketing offers from us may include information about products and services we believe may be of interest to you. Your choices apply to all marketing offers from us and from companies working for us. To minimize the amount of telephone solicitation our customers receive, Bank of America does not offer nonfinancial products and services through telephone solicitations.

If you elect not to receive direct marketing offers by postal mail, telephone and/or e-mail, please note that we may continue to contact you as necessary to service your account and for other nonmarketing purposes. You may also be contacted by your assigned account representative (for example, Financial Advisor or relationship manager), if applicable. Bank of America may also continue to provide marketing information in your regular account mailings and statements, including online and ATM communications.

Each customer may opt out of each direct marketing option individually. Since marketing programs may already be in progress, it may take up to 12 weeks for your postal mail opt-out to be fully effective. When you opt out of direct marketing by postal mail or telephone, your opt-out will last for five (5) years. After that, you may choose to renew your opt-out for another five-year period.

Sharing information with third parties

If you have a Bank of America credit card or Sponsored Account, you may request that we not share information about these accounts with third parties. If you request that we not share information with third parties, we may still share information:

•	Where permitted or required by law as discussed in Section 3 under Disclosing information in other situations;

•	With our service providers as discussed in Section 3 under Managing information with companies that work for us; and

•	With other financial companies with whom we have joint marketing agreements.

If you have multiple credit cards or Sponsored Accounts, you will need to express your choice for each account separately. When any customer on a joint account requests that we not share with third parties, that choice is applied to the entire account.

5. Actions you can take

You can tell us your choice by:

•	Notifying us at bankofamerica.com/privacy and entering your information on our secure Web site

•	Calling us toll free at 1.888.341.5000

•	Talking to a customer representative at a banking center or to your assigned account representative

You can make sure information is accurate by:

•	Accessing your account information (for example, on a statement or in response to specific requests)

•	Telling us if it is incorrect by calling or writing to us at the telephone number or appropriate address for such changes on your statement or other account materials

6. Steps to protect information about you

Bank of America recommends that you take the following precautions to guard against the disclosure and unauthorized use of your account and personal information:

•	Review your monthly account statements and report any suspicious activity to us immediately.

•	Do not respond to e-mails requesting account numbers, passwords or PINs. Call the institution to verify the legitimacy of the e-mail.

•	Memorize PINs and refrain from writing PINs, Social Security numbers, debit or credit card numbers where they could be found.

•	Shred documents containing any sensitive information before discarding, such as bank statements.

•	Confirm that an Internet site is secure by checking that the URL (Web address) begins with “https”.

•	Review your credit report at least once every year to make sure all information is up to date. For a free copy of your credit bureau report, contact annualcreditreport.com or call 1.877.322.8228.

•

If you think you have been a victim of identity theft or fraud, you may contact the Federal Trade Commission (FTC) to report any incidents and to receive additional guidance on steps you can take to protect yourself. Contact the FTC at ftc.gov/idtheft or 1.877.438.4338.

•	For additional information on protecting your information, please visit bankofamerica.com/privacy.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	21

Privacy Policy (continued)

Keeping up to date with our Privacy Policy

We may make changes to this policy at any time and will inform you of changes, as required by law. To receive the most up-to-date Privacy Policy, you can visit our Web site at: bankofamerica.com/privacy.

7. Other privacy commitments

This notice constitutes the Bank of America Do Not Call Policy under the Telephone Consumer Protection Act for all consumers and is pursuant to state law. When you talk with Bank of America by telephone your conversation may be monitored or recorded by us.

For information on our online privacy practices, including the use of “cookies,” please see the online policy located on our Web sites.

You may have other privacy protections under state laws, such as Vermont and California. To the extent these state laws apply, we will comply with them with regard to our information practices.

For Nevada residents only. We are providing you this notice pursuant to state law. You may be placed on our internal Do Not Call List by following the directions in Section 5, Actions you can take. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number- 702.486.3132; e-mail: BCPINFO@ag.state.nv.us. Bank of America, PO Box 25118, FL1-300-02-07, Tampa, Florida 33633-0900; Phone number- 1.888.341.5000; e-mail: Click on “Contact Us” at bankofamerica.com/privacy.

For Vermont and California residents only. The information sharing practices described above are in accordance with federal law. Vermont and California law place additional limits on sharing information about Vermont and California residents so long as they remain residents of those states.

Vermont: In accordance with Vermont law, Bank of America will not share information we collect about Vermont residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer, to service the customer’s accounts or to other financial institutions with which we have joint marketing agreements. Bank of America will not share Application Information, Consumer Report Information and Information from Outside Sources about Vermont residents among the Bank of America companies, except with the authorization or consent of the Vermont resident.

California: In accordance with California law, Bank of America will not share information we collect about California residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer to service the customer’s accounts, or to fulfill on rewards or benefits. We will limit sharing among our companies to the extent required by applicable California law.

For Insurance Customers in AZ, CA, CT, GA, IL, ME, MA, MN, MT, NV, NJ, NC, OH, OR and VA only. We may give Insurance Information, which means Customer Information related to insurance transactions, to insurance support companies and other like businesses. Such companies may keep the Insurance Information or give it to others. We may also give Insurance Information to state insurance officials, to law enforcement agencies, to group policyholders about claims experience or to auditors as permitted or required by law. We may disclose health information to decide if you are eligible for coverage, to process claims, to prevent fraud, as authorized by you or as permitted by law.

You may ask for access to the Insurance Information we have about you by writing to Insurance Services, P.O. Box 19702, Irvine, CA 92623-9702, Attn: Data Request. You must describe the type of Insurance Information you want to access and give your full name, address, the insurance company and policy number (if applicable). We will tell you what Insurance Information we have about you. If you want to see the Insurance Information, you may review and copy the Insurance Information in person at our offices or request a copy be mailed to you. You may not see Insurance Information that we deem privileged, such as Insurance Information about claims or litigation. We may charge a fee for mailing the Insurance Information to you.

To correct Insurance Information that we have about you, mail your request as described above. Say why you dispute the Insurance Information. We will tell you of our action with respect to this dispute. You may file a statement with us if you disagree with our decision.

For MA Insurance Customers only. You may ask in writing the specific reasons for an adverse underwriting decision. An adverse underwriting decision is where we decline your application for insurance; offer to insure you at a higher than standard rate; or terminate your coverage.

8. Bank of America companies

This Privacy Policy applies to all Bank of America entities that utilize the names:

Bank of America

Banc of America

U.S. Trust

Merrill Lynch

Balboa

These entities include Banks and Trust Companies; Credit Card Companies; Brokerage and Investment Companies; Insurance and Annuity Companies; and Real Estate Companies.

In addition, this policy applies to the following Bank of America companies:

Credit Card

Fleet Credit Card Services, L.P.

22	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

Privacy Policy (concluded)

Brokerage and Investments

BACAP Alternative Advisors, Inc.

Columbia Management Advisors, LLC

Columbia Management Distributors, Inc.

Columbia Wanger Asset Management, L.P.

UST Securities Corp.

White Ridge Investment Advisors LLC

Equity Margins Limited

FAM Distributors, Inc.

Financial Data Services Inc.

IQ Investment Advisors Family of Funds

IQ Investment Advisors LLC

Managed Account Advisors LLC

The Princeton Retirement Group, Inc.

Roszel Advisors, LLC.

Insurance and Annuities

General Fidelity Insurance Company

General Fidelity Life Insurance Company

Meritplan Insurance Company

Newport Insurance Company

Real Estate

BAC Home Loans Servicing, LP

Countrywide Home Loans, Inc.

CWB Mortgage Ventures, LLC

HomeFocus Services, LLC

HomeFocus Tax Services, LLC

KB Home Mortgage, LLC

NationsCredit Financial Services Corporation

Please note, you may receive company specific privacy policies from another affiliate within the Bank of America family of companies.

These entities listed include any successor Bank of America entities. For a detailed list of current Bank of America companies that have consumer customer relationships and to which this policy applies, please visit our Web site at bankofamerica.com/privacy.

© 2009 Bank of America Corporation.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009	23

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2009, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

24	DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.	DECEMBER 31, 2009

GO PAPERLESS

It’s Fast, Convenient, & Timely!

To sign up today, go to www.icsdelivery.com/live

IQ INVESTMENT ADVISORS

www.IQIAFunds.com

Dow 30SM Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to stockholders of Dow 30SM Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Dow 30SM Premium & Dividend Income Fund Inc.

4 World Financial Ctr., 6th Fl.

New York, NY 10080

#IQDPD — 12/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Dow 30SM Premium & Dividend Income Fund Inc.	$23,000	$23,900	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Dow 30SM Premium & Dividend Income Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) –0% , 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman

Steven W. Kohlhagen

William J. Rainer

Laura S. Unger

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to its voting securities to its investment subadviser, Nuveen HydePark Group, LLC (the “Subadviser” or “HydePark”). The Proxy Voting Policies and Procedures of the Subadviser (the “Proxy Voting Policies”) are attached as an Exhibit 99.PROXYPOL hereto.

Exhibit 99.PROXYPOL

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Nuveen HydePark Group, LLC (“NHP”) provides investment management services in equity strategies to institutional accounts, which may include registered and unregistered investment companies.

NHP has engaged RiskMetrics Group (“RMG”), (f/k/a Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for securities held in client accounts. A member of NHP’s compliance department will monitor the administration of the voting, ensure that records were maintained in accordance with Rule 206(4)-6, and ensure that records of proxy voting information were made available to the accounts. Based on the information provided, each registered fund would be responsible for preparing and making any required filings (e.g., Form N-PX).

Exceptions to Voting Securities

NHP may instruct RMG not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NHP deems appropriate under the circumstances.

Generally, NHP would instruct RMG not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NHP may decide, on an individual security basis that it is in the best interests of its clients for RMG to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NHP may instruct RMG not to vote proxies where the voting would in NHP’s judgment result in some other financial, legal, regulatory disability or burden to NHP or the client (such as imputing control with respect to the issuer).

To the extent that NHP receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NHP and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NHP will generally instruct RMG to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NHP’s interest in maximizing the value of client investments. NHP may agree to an institutional client’s special request to vote a legacy security proxy, and would instruct RMG to vote such proxy in accordance with its guidelines.

In addition, NHP may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) not to vote a proxy if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Exceptions to RMG voting of proxies

If NHP determines that it wishes to override RMG’s recommendations and vote the proxy, it must first determine whether voting the proxy would present it with a material conflict of interest. If voting the proxy would present NHP with a material conflict of interest, then NHP may not override RMG’s recommendation.

Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

1.	The issuer is an investment advisory client of NHP that pays (or is expected to pay) fees to NHP in excess of 1% of NHP’s annual revenue in the year in which the proxy is to be voted.

2.	The issuer is an entity in which an executive officer of NHP or a relative[1] of any such person is or was (within the past three years of the proxy vote) an executive officer or director or employee.

3.	The issuer is a registered or unregistered fund for which NHP or another Nuveen adviser serves as investment adviser or sub-adviser.

4.	Any other circumstance that NHP is aware of where NHP’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in numbers 1, 2 or 4 above is present.

In its process of determining whether there are material conflicts of interest, NHP does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors. Business arrangements that NHP is not actively involved in shall not be deemed to raise a material conflict of interest for NHP.

NHP must document its reason(s) for voting the proxy in a manner contrary to RMG’s recommendations.

Recordkeeping and Retention

NHP shall retain records relating to the voting of proxies, including:

Copies of these Policies and Procedures and any amendments thereto.

A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission (“Proxy Statement”) that NHP receives regarding client securities.

Records of each vote cast on behalf of clients; these records may be maintained on an aggregate basis.

A copy of any documents created by NHP that were material to making a decision on how to vote or that memorializes the basis for that decision.

A copy of each written request for information on how NHP voted proxies on behalf of the client, and a copy of any written response by NHP to any (oral or written) request for information on how NHP voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NHP’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NHP.

NHP may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes maintained by RMG or another third party service provider.

Adopted: October 29, 2007 AND AMENDED 9/2008 (changes implemented 10/2008)

[1]	For the purposes of these Guidelines, “relative” includes the following family members: spouse, non-minor children or stepchildren living in the same household.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) since 2007.

Mr. Guttschow is a Managing Director of Nuveen HydePark Group, LLC (“HydePark”) and Nuveen Asset Management (“NAM”). Mr. Guttschow joined NAM in May 2004 to develop and implement a derivative overlay capability. Mr. Guttschow then joined Nuveen HydePark Group LLC in September 2007, while retaining his Managing Director status with Nuveen Asset Management. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”) from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst (“CFA”) and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

The information provided in the paragraph above pursuant to this Item 8(a)(1) is as of March 8, 2010.

(a)(2) As of December 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rob A. Guttschow, CFA	8	$1	20		1
	$673mm	$1mm	$539mm		$16mm

(iv) Potential Material Conflicts of Interest

HydePark may have arrangements with its affiliates under which it provides certain investment advisory (as adviser or sub-adviser), analytical, administrative, marketing or educational services for such affiliated adviser or its clients. HydePark’s affiliates may provide HydePark with certain services including sales and marketing, client service, administration and operations, legal and compliance, finance, corporate and other support services.

The simultaneous management of the Fund and the other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts.

The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

(a)(3) As of December 31, 2009:

Compensation. The Portfolio Manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The Subadviser’s compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the Portfolio Manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager’s investment team, the investment performance of the accounts managed by the Portfolio Manager’s, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining the Portfolio Manager’s compensation, it is not necessarily a decisive factor.

Base salary. The Portfolio Manager is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase a Portfolio Manager’s base salary.

Cash bonus. The Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the Portfolio Manager’s supervisors. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. The Portfolio Manager is eligible to receive two forms of long term incentive compensation. One form is tied to the successful revenue growth of the Nuveen HydePark Group LLC. The second form of long term compensation is tied to the success of Nuveen Investments Inc. and its ability to grow its business as a private company.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2009, the Portfolio Manager does not beneficially own any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30SM Premium & Dividend Income Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of Dow 30SM Premium & Dividend Income Fund Inc.

Date: February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of Dow 30SM Premium & Dividend Income Fund Inc.

Date: February 24, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of Dow 30SM Premium & Dividend Income Fund Inc.

Date: February 24, 2010